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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 1, 2004


                          Arlington Hospitality, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         0-15291                                                 36-3312434
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(Commission File Number)                           (IRS Employer Identification Number)


2355 South Arlington Heights Road, Suite 400, Arlington Heights, Illinois     60005
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               (Address of principal executive offices)                     (Zip Code)


        Registrant's Telephone Number, Including Area Code (847) 228-5400


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On April 1, 2004, Arlington Hospitality, Inc. (the "Company") issued a press release announcing fourth quarter and full year 2003 financial results. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc. dated April 1, 2004 Announcing Fourth Quarter and Full Year 2003 Financial Results.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  April 1, 2004

                                        Arlington Hospitality, Inc.
                                        (Registrant)

                                        By: /s/ James B. Dale
                                            ------------------------------------
                                            James B. Dale
                                            Senior Vice President and
                                            Chief Financial Officer